UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): October 26, 2005

NANOPHASE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of Principal Executive Offices, Including Zip Code)

(630) 771-6700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.	Entry into a Material Definitive Agreement

On October 26, 2005, Nanophase Technologies Corporation (the “Company”) received a fully-executed Distributor Agreement (dated effective October 24, 2005) between the Company and Alfa Aesar, the research chemicals unit of Johnson Matthey Catalog Company, pursuant to which the Company will supply selected nanomaterials for a variety of research and development applications to Alfa Aesar. A copy of the Distributor Agreement is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

99.1    Distributor Agreement dated October 24, 2005 between Johnson Matthey Catalog Company, Inc., d/b/a ALFA AESAR, and Nanophase Technologies Corporation*

*	Confidentiality requested. Confidential portions have been omitted and filed separately with the Commission as required by Rule 24b-2.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: November 1, 2005	By:	/s/ JOSEPH CROSS
JOSEPH CROSS Chief Executive Officer